Exhibit 10.1
(FACE OF NOTE)
AMB PROPERTY L.P.
MEDIUM-TERM NOTE, SERIES B

REGISTERED	(FIXED RATE)	REGISTERED
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Note No: FXR –B-3

Original Issue Date: 11/21/2005

Maturity Date: 12/01/2010

Trade Date: 11/14/2005

Exchange Rate Agent: N/A

(if other than U.S. Bank, N.A.)

CUSIP NO.: 00163X A L4

Registered Holder: CEDE & CO

Form:	☑	Book-Entry
	☐	Certificated
Agent’s Discount or Commission: 0.593%
Net Proceeds To Issuer: $173,962,250.00
Interest Rate: 5.450                     % per annum

Principal Amount: $175,000,000.00

Specified Currency: U.S. Dollars

Principal Financial Center: N/A

(if the Specified Currency is other than U.S. dollars or Euro)

Authorized Denomination:

(if other than $1,000 or integral multiples thereof)
Interest Payment Dates: 1ST Of Every June & December, Beginning on June 1st 2006
Regular Record Dates: 15 Calendar days before interest payment date

Redemption:
☑	The Note cannot be redeemed prior to maturity; provided, however, that the Note may be prepaid at the option of the Operating Partnership prior to maturity as set forth below under “Other/Additional Provisions.”

☐	The Note may be redeemed at the option of the Operating Partnership prior to maturity Redemption Commencement Date: Initial Redemption Percentage: % Annual Redemption Percentage Reduction: %
Addendum Attached: ☐ Yes       ☑ No
Repayment:
☑	The Note cannot be repaid prior to maturity

☐	The Note may be repaid prior to maturity at the option of the Holder of the Note Optional Repayment Date(s): Repayment Price: %
Discount Notes: ☐ Yes       ☑ No

Issue Price:

Total Amount of OID:

Yield to Maturity:

Initial Accrual Period:

Other/Additional Provisions: Optional Prepayment by Operating Partnership
The notes will be subject to prepayment at the option of the Operating Partnership, at any time in whole or from time to time in part, upon not less than 30 and not more than 60 days’ notice mailed to each holder of notes to be prepaid at the holder’s address appearing in the note register, at a price equal to the greater of:
• 100% of the principal amount of the notes to be prepaid; and
• the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the prepayment price) on the notes to be prepaid (exclusive of interest accrued to the date of prepayment) discounted to the date of prepayment on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 15 basis points;
in each case, plus accrued and unpaid interest to the date of prepayment.
Notes called for prepayment will become due on the date fixed for prepayment. Notices of prepayment will be mailed by first-class mail at least 30 but not more than 60 days before the date fixed for prepayment to each noteholder at its registered address. The notice will state the principal amount to be prepaid. On and after the date fixed for prepayment, interest will cease to accrue on any prepaid notes. If less than all the notes are prepaid at any time, the trustee will select the notes to be prepaid on a pro rata basis or by any other method the trustee deems fair and appropriate.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the notes that would be utilized, at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the notes.
“Comparable Treasury Price” means, with respect to any date fixed for the prepayment of notes, (a) the bid price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) at 4:00 P.M. on the third business day preceding such date, as set forth on “Telerate Page 500” (or such other page as may replace Telerate Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such bid prices at such time, (i) the average of the Reference Treasury Dealer Quotations obtained by the trustee for such date, after excluding the highest and lowest of four such Reference Treasury Dealer Quotations, or (ii) if the trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the trustee.
“Independent Investment Banker” means either of Morgan Stanley & Co. Incorporated or Banc of America Securities LLC, or, if each such firm is unwilling or unable to select the applicable Comparable Treasury Issue, a leading independent investment banking institution appointed by the trustee and reasonably acceptable to the Operating Partnership.
“Reference Treasury Dealer” means Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and two other primary U.S. government securities dealers in New York City selected by the Independent Investment Banker (each, a “Primary Treasury Dealer ”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Operating Partnership will substitute another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date fixed for the prepayment of notes, an average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue for the notes (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such date.
“Treasury Yield” means, with respect to any date fixed for the prepayment of notes, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third business day immediately preceding such date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such date.

     AMB Property, L.P., a Delaware limited partnership (hereinafter called the “Operating Partnership”, which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to the Registered Holder specified on the face hereof, or registered assigns (“Holder”), upon presentation and surrender of this Note, on the Maturity Date specified on the face hereof (except to the extent repaid or redeemed prior to the Maturity Date) the Principal Amount specified on the face hereof in the Specified Currency specified on the face hereof, and to pay interest thereon at the Interest Rate per annum specified on the face hereof, until the principal hereof is paid or duly made available for payment.
     Unless otherwise specified on the face hereof, the Operating Partnership will pay interest (other than defaulted interest) on each Interest Payment Date (as defined below), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof, to the person who is the Holder of this Note on the applicable Regular Record Date (as defined below); provided that if the Original Issue Date occurs between a Regular Record Date and an Interest Payment Date, the Operating Partnership will make the first payment of interest on the Interest Payment Date following the next Regular Record Date to the registered owner on that Regular Record Date.
     The Operating Partnership will pay interest due on the Maturity Date, Redemption Date (as defined on the reverse hereof) or Repayment Date (as defined on the reverse hereof), as applicable, to the same person to whom it is paying the principal amount; provided that if the Operating Partnership would have made a regular interest payment on the Maturity Date, Redemption Date or Repayment Date, as the case may be, it will make that regular interest payment to the Holder as of the applicable Regular Record Date, even if it is not the same person to whom it is paying the principal amount.
     Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on any Regular Record Date, and shall be paid, at the election of the Operating Partnership, to either (i) to the Holder at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee (as defined on the reverse hereof), notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or (ii) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.
     Unless specified on the face hereof, payments of interest on this Note with respect to any Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as applicable, will include interest accrued from and including each immediately preceding Interest Payment Date (or from and including the Original Date of Issue if no interest has been paid or duly provided for), to, but excluding, the Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as the case may be.
     If an Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as applicable, falls on a day that is not a Business Day (as defined below), interest (or interest and principal) will be paid on the next Business Day; provided that interest on the payment will not accrue for the period from the original Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as the case may be, to the date of such payment on the next Business Day.
     Unless otherwise specified on the face hereof, the “Interest Payment Dates” shall be June 30 and December 30 of each year. The “Regular Record Dates” shall be June 15 for a June 30 interest payment date, December 15 for a December 30 interest payment date and the date that is 15 calendar days before any other interest payment date, whether or not those dates are Business Days.
     “Business Day” as used herein means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) for notes denominated in a specified currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the specified currency or (z) for notes denominated in Australian dollars, in Sydney, and (b) for notes denominated in euro, that is also a day on which the Trans-European

Automated Real-time Gross Settlement Express Transfer System, which is commonly referred to as “TARGET,” is operating.
     Payment of principal (and premium, if any) and interest on, this Note on any day, if the Holder of this Note is DTC (or its nominee or other depository, a “Depository”), will be made in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and the Depository (or its nominee) as may be in effect from time to time. Otherwise payment of principal (and premium, if any) and interest on, this Note on any day shall be payable and this Note may be surrendered for the registration of transfer or exchange at the Office of the Trustee at 100 Wall Street, Suite 1600, New York, New York 10005, unless the Holder of this Note is notified otherwise; provided, however, that at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Operating Partnership’s Security Register or by wire transfer, if proper wire instructions are on file with the Trustee or are received at presentment, to an account maintained by the payee located in the United States. Unless the Holder of this Note is notified otherwise, the place where notices or demands to or upon the Operating Partnership in respect of this Note and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 100 Wall Street, Suite 1600, New York, New York 10005.
     To receive payment of a U.S. dollar denominated Note upon redemption (if applicable) or at maturity, a Holder must make presentation and surrender of such Note on or before the Redemption Date or Maturity Date, as applicable. To receive payment of a Note denominated in a Foreign Currency (as defined on the reverse hereof) or composite currency upon redemption or at maturity, a Holder must make presentation and surrender of such Note not less than two Business Days prior to the Redemption Date or Maturity Date, as applicable. Upon presentation and surrender of a Note denominated in a Foreign Currency or composite currency at any time after the date two Business Days prior to the Redemption Date or Maturity Date, as applicable, the Operating Partnership will pay the principal amount (and premium, if any) of such Note, and any interest due upon redemption or at maturity (unless the Redemption Date or Maturity Date is an Interest Payment Date), two Business Days after such presentation and surrender.
     For procedures relating to the receipt of payment upon repayment, if applicable, see the reverse hereof.
     The Operating Partnership will pay any administrative costs imposed by banks in connection with sending payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in the Addendum hereto, which further provisions shall for all purposes have the same force and effect as though fully set forth on the face hereof.
     This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or become valid or obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.
     Notwithstanding the foregoing, if an Addendum is attached hereto or “Other/Additional Provisions” apply to this Note as specified on the face hereof, this Note shall be subject to the terms set forth in such Addendum or such “Other/Additional Provisions.”

2

     IN WITNESS WHEREOF, the Operating Partnership has caused this Instrument to be duly executed under.

Dated:	AMB PROPERTY L.P.

By: AMB PROPERTY CORPORATION, as General Partner

By:

Michael A. Coke
Executive Vice President and Chief Financial Officer
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated
and referred to in the within-mentioned Indenture.
U.S. BANK, N.A., as Trustee

By:

Authorized Signatory

(REVERSE OF NOTE)
AMB PROPERTY L.P.
MEDIUM-TERM NOTE, SERIES B
(FIXED RATE)
     This Note is one of a duly authorized issue of debt securities of the Operating Partnership (hereinafter called the “Securities”) of the series hereinafter specified, unlimited in aggregate principal amount, all issued or to be issued under or pursuant to an Indenture dated as of June 30, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, the Second Supplemental Indenture dated as of June 30, 1998, the Third Supplemental Indenture dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, among the Operating Partnership, AMB Property Corporation, a Maryland corporation and general partner of the Operating Partnership (the “Guarantor”), and U.S. Bank, N.A., as successor to State Street Bank and Trust Company of California, N.A., as Trustee; to which Indenture and all indentures supplemental thereto (herein collectively called the “Indenture”) reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities, the rights and obligations thereunder of the Operating Partnership and the rights, duties and immunities thereunder of the Trustee. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different covenants and defaults and may otherwise vary as provided in the Indenture. This Note is one of a series designated as “Series B Medium-Term Notes” (hereinafter referred to as the “Notes”) of the Operating Partnership, of up to $400,000,000 in aggregate principal amount. All terms used in this Note which are defined in the Indenture and which are not otherwise defined in this Note shall have the meanings assigned to them in the Indenture. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and the Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.
     Unless stated to the contrary on the face hereof, this Note is issuable only in registered form without coupons in Book-Entry form represented by one or more global notes (each a “Global Note”) recorded in the book-entry system maintained by the Depository. If specified on the face hereof, this Note is issuable in certificated form issued to, and registered in the name of, the beneficial owner or its nominee (a “Certificated Note”).
     Unless a different minimum Authorized Denomination is set forth on the face hereof, this Note is issuable in minimum denominations of (i) if the Specified Currency of this Note is U.S. dollars, U.S. $1,000 and in any larger amount in integral multiples of $1,000 and (ii) if the Specified Currency of this Note is a currency other than U.S. dollars (a “Foreign Currency”) or is a composite currency, the equivalent in such Foreign Currency or composite currency determined in accordance with the Market Exchange Rate (as defined below) for such Foreign Currency or composite currency on the Business Day immediately preceding the date on which the Operating Partnership accepts an offer to purchase a Note, of U.S. $1,000 (rounded to an integral multiple of 1,000 units of the Foreign Currency or composite currency), and in any larger amount in integral multiples of 1,000 units.
     If this is a Global Note representing Book-Entry Notes, this Note may be transferred or exchanged only through DTC. In the manner and subject to the limitations provided in the Indenture, if this is a Certificated Note, it may be transferred or exchanged, without charge except for any tax or other governmental charge imposed in relation thereto, for other Notes of authorized denominations for a like aggregate principal amount, at the office or agency of the Operating Partnership in the Borough of Manhattan of The City of New York, or, at the option of the Holder, such office or agency, if any, maintained by the Operating Partnership in the city in which the principal executive offices of the Operating Partnership are located or the city in which the principal corporate trust office of the Trustee is located.
     The principal (and premium, if any) and interest on, this Note is payable by the Operating Partnership in the Specified Currency.

     If this Note is denominated in a Foreign Currency, in the event that the Foreign Currency is not available for payment at a time at which any payment is required hereunder due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, the Operating Partnership may, in full satisfaction of its obligation to make such payment, make instead a payment in an equivalent amount of U.S. dollars, determined by the Exchange Rate Agent, as specified on the face hereof, on the basis of the Market Exchange Rate for such Foreign Currency on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate; provided, however, that if such Specified Currency is replaced by a single European currency, the payment of principal of (and premium, if any) or interest, if any, on this Note denominated in such currency shall be effected in the new single European currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community, as amended by the treaty on European Unity. The “Market Exchange Rate” for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in U.S. dollars or a new single European currency where the required payment is in a Specified Currency other than U.S. dollars or such single European currency, respectively, will not constitute an Event of Default (as defined in the Indenture).
     If the Specified Currency is a composite currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership, then the Operating Partnership will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars. The amount of each payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in U.S. dollars. The component currencies of the composite currency for this purpose (collectively, the “Component Currencies” and each, a “Component Currency”) shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.
     If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.
     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.
     If a Redemption Commencement Date is specified on the face hereof, this Note may be redeemed, whether or not any other Note is concurrently redeemed, at the option of the Operating Partnership, in whole, or from time to time in part, on any Business Day on or after such Redemption Commencement Date and prior to the Maturity Date, upon mailing by first-class mail, postage prepaid, a notice of such redemption not less than 30 nor more than 60 days prior to the actual date of redemption (“Redemption Date”), to the Holder of this Note at such Holder’s address appearing in the Security Register, as provided in the Indenture (provided that, if the Holder of this Note is a Depository or a nominee of a Depository, notice of such redemption shall be given in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and such Depository (or its nominee) as may be in effect from time to time), at the Redemption Price (as defined below), together in each case with interest accrued to the Redemption Date (subject to the right of the Holder of record on a Regular Record Date to receive interest due on an Interest Payment Date). The “Redemption Price” shall be equal to (i) the Initial Redemption Percentage specified on the face of this Note, as adjusted downward on each anniversary of the Redemption Commencement Date by the Annual Redemption Price Reduction, if any, specified on the face hereof, multiplied by (ii) the unpaid Principal Amount of this Note to be redeemed. In the event of redemption of this Note in part only, a new Note or Notes of this series, and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     If an Optional Repayment Date(s) is specified on the face hereof, this Note will be subject to repayment by the Operating Partnership at the option of the Holder hereof on such Optional Repayment Date(s), in whole or in part in increments of U.S. $1,000 or other increments specified on the face hereof (as long as any remaining principal is at least $1,000 or another specified minimum denomination), at the Repayment Price specified on the face hereof, together with unpaid interest accrued hereon to the date of repayment (“Repayment Date”). For this Note to be repaid, this Note must be received, together with the form hereon entitled “Option to Elect Repayment” duly completed, by the Trustee at the corporate trust office of the Trustee at 100 Wall Street, Suite 1600, New York, New York 10005 (or at such other address of which the Operating Partnership shall from time to time designate and notify Holders of the Notes) at least 30 but not more than 60 days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.
     If this is a Global Note representing Book-Entry Notes, only the Depository may exercise the repayment option in respect of this Note. Accordingly, if this is a Global Security representing Book-Entry Notes and the beneficial owner desires to have all or any portion of the Book-Entry Note represented by this Global Security repaid, the beneficial owner must instruct the participant through which he owns his interest to direct the Depository to exercise the repayment option on his behalf by delivering this Note and duly completed election form to the Trustee as aforesaid.
     If this Note is an Original Issue Discount Note, as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (i) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) multiplied, in the event of any redemption or repayment of this Note (if applicable), by the Redemption Price or Repayment Price, as the case may be, and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price, as specified on the face hereof, and 100% of the principal amount of this Note is referred to herein as the “Discount”.
     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the “Initial Period”) is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.
     In case a default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.
     To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the Indenture, without the consent of any Holders of Notes, for the limited purposes described in the Indenture.
     To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the rights and obligations of the Operating Partnership and the Holders of the Securities (as defined in the Indenture) with the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities (as defined in the Indenture) of any series affected, evidenced as provided in the Indenture.
     The Indenture contains provisions for legal defeasance and covenant defeasance with respect to the Notes, in each case, upon compliance with certain conditions set forth therein, which provisions apply to the Notes.
     The Operating Partnership, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or other writing hereon by anyone other than the Operating Partnership or any Security registrar) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any), and interest hereon, and for all other purposes, and none of the Operating Partnership, the Trustee, an Authenticating Agent, a paying agent nor the Security registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.
     No recourse under or upon any obligation, covenant or agreement of the Indenture or of this Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, partner, stockholder, officer or director, as such, past, present or future, of the Operating Partnership or the Guarantor or of any successor entity, either directly or through the Operating Partnership or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and this Note are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, partners, stockholders, officers or directors, as such, of the Operating Partnership or the Guarantor or of any successor entity, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, or any and all such rights and claims against, every such incorporator, partner, stockholder, officer or director, as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom, are, by acceptance of this Note, hereby expressly waived and released as a condition of, and as consideration for, the issue of this Note. In the event of any sale or transfer of its assets and liabilities substantially as an entirety to a successor entity, the predecessor entity may be dissolved and liquidated as more fully set forth in the Indenture.
     All U.S. dollar amounts used in or resulting from calculations referred to in this Note shall be rounded to the nearest cent (with one half cent being rounded upwards).
     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

PARENT GUARANTEE
     FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors, if any, unconditionally guarantees to the Holder of the accompanying Series B Medium-Term Note (the “Note”) issued by AMB Property, L.P. (the “Operating Partnership”) under an Indenture dated as of June 30, 1998 (together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, the “Indenture”) among the Operating Partnership, AMB Property Corporation and U.S. Bank, N.A., as successor to State Street Bank and Trust Company of California, N.A., as trustee (the “Trustee”), (a) the full and prompt payment of the principal of and premium, if any, on such Note when and as the same shall become due and payable, whether at the Maturity Date (as defined in the Note), by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Maturity Date, upon acceleration, by redemption or repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, if any, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or any Note; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or any Note; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or any Note; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under any Note; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of any Note; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of this Parent Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or any Note; (k) the invalidity, irregularity or unenforceability of the Indenture or any Note or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Note or consent or indulgence granted to the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of any Guarantor or the Operating Partnership, any right to require a proceeding first against any other Guarantor or the Operating Partnership, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Parent Guarantee.
     No reference herein to such Indenture and no provision of this Parent Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Note.

     THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.
     This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarantee shall not be affected by the fact that it is not affixed to any particular Note.
     An Event of Default under the Indenture or any Note shall constitute an event of default under this Parent Guarantee, and shall entitle the Holder of the Note to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.
     Notwithstanding any other provision of this Parent Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any other Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of such Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent any Guarantor or the Operating Partnership makes any payment to such Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.
     To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor’s Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.
     The obligations of the undersigned to the Holder of the Note and to the Trustee pursuant to this Parent Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Parent Guarantee and all of the other provisions of the Indenture to which this Parent Guarantee relates.
     Capitalized terms used in this Parent Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned has caused this Parent Guarantee to be duly executed.

Dated:

AMB PROPERTY CORPORATION

By:

Name:
Title:

ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:

(Please print or typewrite name and address of Assignee, including postal zip code of assignee)

this Note and all rights thereunder, hereby irrevocably constituting and appointing:

Attorney, to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

Notice: The signature(s) on this Assignment must correspond with the name(s) as written upon the face of this Note in every particular, without alteration or enlargement or any change whatsoever.

OPTION TO ELECT REPAYMENT
     The undersigned hereby requests and irrevocably instructs the Operating Partnership to repay the within Note on the Optional Repayment Date specified on the face hereof occurring at least 30 but not more than 60 days after the date of receipt of the within Note by the Trustee at the corporate trust office of the Trustee at 100 Wall Street, Suite 1600, New York, New York 10005 (or at such other addresses of which the Operating Partnership shall notify the registered holders of the Note of this series).
( )	In whole

( )	In part equal to $ (must be a whole multiple of $1,000 and the remaining principal amount must be at least $1,000; or if the Note is denominated in a Foreign Currency or composite currency, rounded integrals of 1,000 units of the Foreign Currency or composite currency and the remaining principal amount must be at least 1,000 units of the Foreign Currency or composite currency)
at a price equal to the Repayment Price, determined in accordance with the terms of the Note.

Signature:	Please print or type name and address:

Notice: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement or any change whatever.

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common	UNIF GIFT MIN ACT—		Custodian
		(Cust)		(Minor)
TEN ENT—as tenants by the entireties	Under Uniform Gifts to Minors Act
(State)
JT TEN—as joint tenants with right of survivorship and not as tenants in common
     Additional abbreviations may also be used though not in the above list.